UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 2003
                                _________________

                          HANGER ORTHOPEDIC GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                     1-10670               84-0904275
(State or Other Jurisdiction of     (Commission File        (I.R.S. Employer
         Incorporation)                  Number)           Identification No.)

      Two Bethesda Metro Center, Suite 1200, Bethesda, MD       20814
         (Address of Principal Executive Office)             (Zip Code)

       Registrant's telephone number, including area code: (301) 986-0701


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

               Exhibit        Description
               -------        -----------

               99.1           Press Release dated April 30, 2003.

Item 12. Results of Operations and Financial Condition.

     Furnished herewith as Exhibit 99.1 is a press release issued by Hanger Orthopedic Group, Inc. on July 29, 2003.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HANGER ORTHOPEDIC GROUP, INC.



                                   /s/ George E. McHenry
                                   --------------------------------------
Date:    July 31, 2003             George E. McHenry
                                   Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit             Description
-------             -----------

99.1                Press Release dated July 29, 2003.